Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re: Salomon Smith Barney Global Diversified Futures Fund L.P. Supplement to Registration Statement on Form S-1
         File No. 333-61961

Ladies and Gentlemen:

         On Behalf of Salomon Smith Barney Global Diversified Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424
(b) (3) of the Securities Act 0f 1933, as amended, a Supplement dated April 30, 1999 to the Partnership's final prospectus dated November 25, 1998.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
      Daniel A. Dantuono
      Chief Financial Officer and
      Director

Enclosures
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
                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                   April 1999

The redemption value per unit of the SSB Global Diversified Futures Fund L.P. was $1,027.37 per unit at the end of April, up 2.8% for the month.

The Fund was profitable for the month as gains in currencies, non-U.S. interest rates, stock indices, energy and softs markets offset small losses in U.S. interest rates, grains and metals markets.

Substantial gains were incurred in short Euro positions as the conflict in the Balkans continued. The strength of the U.S. economy and the low level of Swiss interest rates led to the further weakening of the Swiss franc providing profits for short positions. Small losses in U.S. interest rate markets can be attributed to short U.S. Treasury Bond and Treasury Note positions.

Long Japanese Government bond positions were profitable as officials indicated that Japan will not increase government spending. Continued speculation of an Asian economic recovery resulted in gains from long Nikkei and Hang Seng stock index positions.

Advisors also profited from long crude oil and natural gas positions as energy markets continued a bullish run. Sugar and coffee prices trended lower throughout the month, resulting in gains for Advisors' short positions. In the grains markets, corn and soybean oil prices fell toward the end of the month and resulted in losses in long positions. Increases in gold and silver prices led to slightly unprofitable short positions in the metals markets.


Smith Barney Futures Management Inc.

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

                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                Account Statement
                             For the Period April 1,
                             Through April 30, 1999

                                                  Percent
                                                 of Average
                                                 Net Assets

Realized gains from trading           $153,168       0.46%
Change in unrealized gains/losses
   from trading                      1,140,556       3.40
                                   -----------     ------
                                     1,293,724       3.86
Less, Brokerage commissions
   and clearing fees ($3,659)          155,059       0.46
                                   -----------     ------
Net realized and unrealized gains    1,138,665       3.40
Interest Income                         97,275       0.29
                                   -----------     ------
                                     1,235,940       3.69
                                   -----------     ------

Less, Expenses:
  Management fees                       56,318       0.17
  Incentive fees                       196,838       0.59
  Other expenses                        13,156       0.04
                                   -----------     ------
                                       266,312       0.80
                                   -----------     ------
 Net Income                            969,628       2.89%
                                                   ------

Net assets, March 31, 1999          33,059,748
                                   -----------
Net assets, April 30, 1999
                                   $34,029,376
                                   -----------

Net asset value per unit
   ($34,029,376/33,718 units)        $1,009.23
                                   -----------
Redemption value per unit (Note 1)   $1,027.37
                                   -----------


Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce Net Asset Value per Unit. As a result, the reported redemption value per unit is $1,027.37.

The net asset value per unit of $1,009.23 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.


By: /s/  Daniel A. Dantuono
         Daniel A. Dantuono
         Chief Financial Officer

Smith Barney Futures Management Inc.
General Partner, Salomon Smith Barney
Global Diversified Futures Fund L.P.

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